Exhibit 10.1

Execution Version

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”), dated as of July 14, 2017, is by and among NEW MEDIA HOLDINGS I LLC, a Delaware limited liability company (“Holdings”), NEW MEDIA HOLDINGS II LLC, a Delaware limited liability company (the “Borrower”), certain Subsidiaries of Holdings party hereto (together with Holdings, collectively, the “Guarantors”), the Term Loan Lenders party hereto, the Revolving Credit Lenders party hereto and the Lenders party hereto as Incremental Term Lenders (the “2017 Incremental Term Lenders”) and CITIZENS BANK OF PENNSYLVANIA, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, Holdings, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain credit agreement dated as of June 4, 2014 (as previously amended or modified pursuant to that certain letter agreement dated as of July 17, 2014, that certain First Amendment dated as of September 3, 2014, that certain Second Amendment dated as of November 20, 2014, that certain Third Amendment dated as of January 9, 2015, that certain Fourth Amendment dated as of February 13, 2015, that certain Fifth Amendment dated as of March 6, 2015 and that certain Sixth Amendment dated as of May 29, 2015 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.25(a) of the Credit Agreement, the Borrower has requested that the Term Loan Lenders extend  the scheduled Maturity Date (the “Extension”) of all (or, if less, the portions held by any extending Term Loan Lenders, subject to any pro rata reduction at the Borrower’s discretion) the outstanding Fourth Amendment Replacement Term Loans and the Sixth Amendment Incremental Term Loans (collectively, the “Existing Term Loans”);

WHEREAS, pursuant to Section 2.24(a) of the Credit Agreement, the Borrower has notified the Administrative Agent that it is requesting (i) a Term Loan Increase in an aggregate principal amount of $20,000,000 (the “2017 Incremental Term Loans”) on the terms set forth in this Seventh Amendment to occur after the Extension (and which shall be of the same Class and a fungible increase to the Extended Term Loans (as defined below)), and (ii) that the Administrative Agent and the 2017 Incremental Term Lenders amend the Credit Agreement to effect such amendments as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the 2017 Incremental Term Loans;

WHEREAS, pursuant to Section 2.25(b) of the Credit Agreement, the Borrower has requested that the Revolving Credit Lenders extend the scheduled Maturity Date of the Revolving Credit Commitments;

WHEREAS, pursuant to Section 9.1 of the Credit Agreement, the Borrower has requested that the Administrative Agent and the Required Lenders agree to certain amendments to the Credit Agreement;

WHEREAS, (i) the Term Loan Lenders party hereto are willing to extend the scheduled Maturity Date of all of the Existing Term Loans and to make related amendments to the Credit Agreement, (ii) the 2017 Incremental Term Lenders are willing to provide the 2017 Incremental Term Loan and to make related amendments to the Credit Agreement, (iii) the Revolving Credit Lenders are willing to extend the scheduled Maturity Date of the Revolving Credit Commitments and to make related amendments to the Credit Agreement and (iv) the Required Lenders are willing to amend the Credit Agreement, in each case, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
 CERTAIN AGREEMENTS BY LENDERS

1.1          Extended Term Loans.  Each Term Loan Lender party hereto (such Term Loan Lenders, the “Extending Term Loan Lenders”) hereby agrees, to extend the Maturity Date of its Existing Term Loans on the date of this Seventh Amendment, on the following terms and conditions:

(a)            The outstanding Existing Term Loans of the Extending Term Loan Lenders (in an aggregate principal amount of $342,161, 397.88) (such extended Existing Term Loans, the “Extended Term Loans”) shall be converted into Extended Term Loans effective as of the Seventh Amendment Effective Date;

(b)            The Applicable Margin with respect to the Extended Term Loans shall be, with respect to such Loans that are (x) Eurodollar Rate Loans, 6.25% per annum and (y)  Base Rate Loans, 5.25% per annum; provided that the Base Rate with respect to the Extended Term Loans shall at no time be less than 2.0% per annum;

(c)            The Maturity Date for the Extended Term Loans shall be July 14, 2022;

(d)            The Borrower shall pay, (i) on the last Business Day of each March, June, September and December after June 30, 2017 commencing with September 29, 2017, each Extending Term Loan Lender’s pro rata share of $855,403.49 and (ii) on the Maturity Date for Extended Term Loans, the aggregate principal amount of all Extended Term Loans outstanding on such date.

(e)            In the event that, on or prior to the six month anniversary of the Seventh Amendment Effective Date, the Borrower (a) makes any prepayment of the Extended

Term Loans in connection with any Repricing Transaction or (b) effects any amendment of the Credit Agreement resulting in a Repricing Transaction with respect to the Extended Term Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Lender, (i) in the case of clause (a), a prepayment premium equal to 1.00% of the aggregate principal amount of the Extended Term Loans being prepaid and (ii) in the case of clause (b), a payment equal to 1.00% of the aggregate principal amount of the applicable Extended Term Loans outstanding immediately prior to such amendment that is subject to such Repricing Transaction (it being understood that if a Non-Consenting Lender is removed pursuant to Section 2.23 of the Credit Agreement in connection with a Repricing Transaction, such fee shall be paid to the Non-Consenting Lender and not to the replacement Lender pursuant to Section 2.23 of the Credit Agreement);

(f)             Any Interest Period election with respect to the Existing Term Loans as in effect on the Seventh Amendment Effective Date shall apply to the Extended Term Loans; and

(g)            Such Extended Term Loans shall constitute a separate Class of Loans from the Existing Term Loans.  Except as provided herein, the terms of the Extended Term Loans shall be the same as the Existing Term Loans.

1.2          2017 Incremental Term Loans.  After the establishment of the Extended Term Loans, each 2017 Incremental Term Lender hereby agrees, severally and not jointly, to provide the 2017 Incremental Term Loans in the form of a Term Loan Increase (which shall be of the same Class as, and fungible with, the Extended Term Loans) in an aggregate principal amount of $20,000,000 to the Borrower on the date of this Seventh Amendment, on the following terms and conditions:

(a)            The Applicable Margin with respect to the 2017 Incremental Term Loans shall be, with respect to such Loans that are (x) Eurodollar Rate Loans, 6.25% per annum and (y)  Base Rate Loans, 5.25% per annum; provided that the Base Rate with respect to 2017 Incremental Term Loans shall at no time be less than 2.0% per annum;

(b)            The Maturity Date for the 2017 Incremental Term Loans shall be July 14, 2022;

(c)            The Borrower shall pay, (i) on the last Business Day of each March, June, September and December after June 30, 2017 commencing with September 29, 2017 each 2017 Incremental Term Lender’s pro rata share of $50,000 and (ii) on the Maturity Date for 2017 Incremental Term Loans, the aggregate principal amount of all 2017 Incremental Term Loans outstanding on such date.

(d)            In the event that, on or prior to the six month anniversary of the Seventh Amendment Effective Date, the Borrower (a) makes any prepayment of the 2017 Incremental Term Loans in connection with any Repricing Transaction or (b) effects any amendment of the Credit Agreement resulting in a Repricing Transaction with respect to the 2017 Incremental Term Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Lender, (i) in the case of clause (a), a prepayment premium equal to 1.00% of the aggregate principal amount of the 2017 Incremental Term Loans being prepaid and (ii) in the case of clause (b), a payment equal to 1.00% of the aggregate principal amount of the applicable 2017 Incremental Term Loans outstanding immediately prior to such amendment that is subject to such Repricing Transaction (it being understood that if a Non-Consenting Lender is removed pursuant to Section 2.23 of the Credit Agreement in connection with a Repricing Transaction, such fee shall be paid to the Non-Consenting Lender and not to the replacement Lender pursuant to Section 2.23 of the Credit Agreement);

(e)            Any Interest Period election with respect to the Extended Term Loans (as provided for in Section 1.1 of this Seventh Amendment) shall apply to the 2017 Incremental Term Loans;

(f)             The Borrower agrees to pay for the account of each 2017 Incremental Term Lender, to such Lender out of the proceeds of the 2017 Incremental Term Loan made by such Lender on the Seventh Amendment Effective Date, as fee compensation for the funding of such Lender’s 2017 Incremental Term Loan, a closing fee in an amount equal to 1.00% of the stated principal amount of such Lender’s 2017 Incremental Term Loan payable to such Lender from the proceeds of its 2017 Incremental Term Loan as and when funded on the Seventh Amendment Effective Date;

(g)            The  2017 Incremental Term Loans shall be of the same Class as, and fungible with, the Extended Term Loans.

1.3          Extension of Revolving Credit Maturity Date.  Each Revolving Credit Lender party hereto (constituting all of the Revolving Credit Lenders) hereby agrees to extend the Revolving Credit Maturity Date applicable to the Revolving Credit Commitments to July 14, 2021.

ARTICLE II
 AMENDMENTS

2.1          Seventh Amendment.  This Seventh Amendment constitutes (a) an “Extension Amendment” pursuant to Section 2.25 of the Credit Agreement, (b) an “Incremental Amendment” pursuant to Section 2.24 of the Credit Agreement and (c) an amendment providing for changes to the Credit Agreement requiring the consent of the Required Lenders pursuant to Section 9.1 of the Credit Agreement.

2.2          Amendments to Credit Agreement.  From and after the Seventh Amendment Effective Date (as hereinafter defined), the Credit Agreement is amended pursuant to this Seventh Amendment as set forth in the pages of the Credit Agreement attached as Annex A to this Seventh Amendment.

2.3          Credit Agreement Governs.  Except as set forth in this Seventh Amendment, the Extended Term Loans, the 2017 Incremental Term Loans and the Revolving Credit Commitments shall be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of the Credit Agreement and the other Loan Documents.

ARTICLE III
CONDITIONS TO EFFECTIVENESS

3.1          Closing Conditions.  This Seventh Amendment shall become effective as of the day and year set forth above (the “Seventh Amendment Effective Date”) upon satisfaction (or waiver) of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)            Executed Seventh Amendment.  The Administrative Agent shall have received a copy of this Seventh Amendment duly executed by each of the Loan Parties, the Administrative Agent, the Extending Term Loan Lenders, the Revolving Credit Lenders and the 2017 Incremental Term Lenders.

(b)            Extended Term Loan Conditions.  The conditions set forth in Section 2.25 of the Credit Agreement shall have been satisfied.

(c)            2017 Incremental Term Loan Conditions.  The conditions set forth in Section 2.24(d) of the Credit Agreement shall have been satisfied.

(d)            Extension of Revolving Credit Maturity Date Conditions.  The conditions set forth in Section 2.25 of the Credit Agreement shall have been satisfied.

(e)            Fees and Expenses.

 (i)          The Borrower shall have paid, or cause to be paid, or shall have arranged for such payment in a manner reasonably satisfactory to the Administrative Agent, all fees due and payable on the Seventh Amendment Effective Date pursuant to the terms of that certain Engagement Letter, dated as of June 16, 2017, by and among the Borrower, the Administrative Agent, and Citizens Bank, National Association, as lead arranger (the “Engagement Letter”).

 (ii)         Subject to the terms of the Engagement Letter, the Administrative Agent shall have received from the Borrower such other fees and expenses that are due and payable in connection with the consummation of the transactions contemplated hereby and King & Spalding LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Seventh Amendment.

(f)             Closing Certificates.  The Administrative Agent shall have received for each Loan Party a certificate (which may be in the form of an omnibus certificate) (A) certifying that the articles of incorporation or other organizational documents, as applicable, of each Loan Party that were delivered on the Closing Date (or later date, as applicable) remain true and complete as of the Seventh Amendment Effective Date (or certified updates as applicable), (B) certifying that the bylaws, operating agreements or partnership agreements of each Loan Party that were delivered on the Closing Date (or later date, as applicable) remain true and correct and in force and effect as of the Seventh Amendment Effective Date (or certified updates as applicable), (C) attaching copies of the resolutions of the board of directors or comparable managing body of each Loan Party approving and adopting this Seventh Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, and certifying such resolutions to be true and correct and in force and effect as of the Seventh Amendment Effective Date and (D) certifying that each officer listed in the incumbency certification contained in each Loan Party’s secretary’s certificate, delivered on the Closing Date (or later date, as applicable) remains duly authorized to execute and deliver on behalf of such Loan Party the Seventh Amendment or attaching a new incumbency certificate for each officer signing this Seventh Amendment.

(g)            Legal Opinions.  The Administrative Agent shall have received an opinion from each of (i) Cleary Gottlieb Steen and Hamilton LLP, New York counsel for the Loan Parties, dated the Seventh Amendment Effective Date and (ii) local counsel in Delaware and Illinois.  Such legal opinions shall be addressed to the Administrative Agent and the Lenders and shall be in form and substance reasonably satisfactory to the Administrative Agent.

(h)            Good Standings.  The Administrative Agent shall have received for each Loan Party customary certificates of good standing, existence or its equivalent with respect to such Loan Party in its state of incorporation or organization, as applicable.

ARTICLE IV
 MISCELLANEOUS

4.1          Amended Terms.  On and after the Seventh Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Seventh Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

4.2          Representations and Warranties of the Loan Parties.  The Loan Parties hereby represent and warrant that, (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Seventh Amendment Effective Date as if made on and as of such date, except to the extent that any such representation and warranty specifically relates to an earlier date, in which case such representation and warranty was true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representation and warranty that is already qualified or modified by materiality in the text thereof and (b) no Default or Event of Default has occurred and is continuing on the Seventh Amendment Effective Date or after giving effect to this Seventh Amendment.

4.3          Reaffirmation of Obligations.  Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

4.4          Loan Document.  This Seventh Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

4.5          Expenses.  The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Seventh Amendment, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel, subject to the terms of the Engagement Letter.

4.6          Further Assurances.  The Loan Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Seventh Amendment.

4.7          Entirety.  This Seventh Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.8          Counterparts; Telecopy.  This Seventh Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Seventh Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

4.9          GOVERNING LAW.  THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

4.10        Successors and Assigns.  This Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.11        Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.12 and 9.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have caused this Seventh Amendment to be duly executed on the date first above written.

BORROWER:	NEW MEDIA HOLDINGS II LLC

	By:	/s/ Gregory W. Freiberg
	Name:	Gregory W. Freiberg
	Title:	Chief Financial Officer

GUARANTORS:	NEW MEDIA HOLDINGS I LLC

	By:	/s/ Gregory W. Freiberg
	Name:	Gregory W. Freiberg
	Title:	Chief Financial Officer

LOCAL MEDIA GROUP HOLDINGS LLC
LOCAL MEDIA GROUP, INC.
SEACOAST NEWSPAPERS, INC.
LMG MASSACHUSETTS, INC.
THE INQUIRER AND MIRROR, INC.
THE MAIL TRIBUNE, INC.
LMG NATIONAL PUBLISHING, INC.
THE NICKEL OF MEDFORD, INC.
LMG STOCKTON, INC.

	By:	/s/ Gregory W. Freiberg
	Name:	Gregory W. Freiberg
	Title:	Chief Financial Officer

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

COPLEY OHIO NEWSPAPERS, INC.	GATEHOUSE MEDIA MICHIGAN HOLDINGS, INC.
ENHE ACQUISITION, LLC	GATEHOUSE MEDIA MINNESOTA HOLDINGS, INC.
ENTERPRISE NEWSMEDIA HOLDING, LLC	GATEHOUSE MEDIA MISSOURI HOLDINGS II, INC.
ENTERPRISE NEWSMEDIA, LLC	GATEHOUSE MEDIA MISSOURI HOLDINGS, INC.
ENTERPRISE PUBLISHING COMPANY, LLC	GATEHOUSE MEDIA MASSACHUSETTS I, INC.
GATEHOUSE MEDIA ARKANSAS HOLDINGS, INC.	GATEHOUSE MEDIA MASSACHUSETTS II, INC.
GATEHOUSE MEDIA CALIFORNIA HOLDINGS, INC.	GATEHOUSE MEDIA NEBRASKA HOLDINGS, INC.
GATEHOUSE MEDIA COLORADO HOLDINGS, INC.	GATEHOUSE MEDIA VIRGINIA HOLDINGS, INC.
GATEHOUSE MEDIA CONNECTICUT HOLDINGS, INC.	GATEHOUSE MEDIA NEW YORK HOLDINGS, INC.
GATEHOUSE MEDIA CORNING HOLDINGS, INC.	GATEHOUSE MEDIA NORTH DAKOTA HOLDINGS, INC.
GATEHOUSE MEDIA DELAWARE HOLDINGS, INC.	GATEHOUSE MEDIA OHIO HOLDINGS, INC.
GATEHOUSE MEDIA DIRECTORIES HOLDINGS, INC.	GATEHOUSE MEDIA OKLAHOMA HOLDINGS, INC.
GATEHOUSE MEDIA FLORIDA HOLDINGS, INC.	GATEHOUSE MEDIA OPERATING, LLC
GATEHOUSE MEDIA FREEPORT HOLDINGS, INC.	GATEHOUSE MEDIA PENNSYLVANIA HOLDINGS, INC.
GATEHOUSE MEDIA HOLDCO, LLC	GATEHOUSE MEDIA SUBURBAN NEWSPAPERS, INC.
GATEHOUSE MEDIA ILLINOIS HOLDINGS II, INC.	GATEHOUSE MEDIA TENNESSEE HOLDINGS, INC.
GATEHOUSE MEDIA ILLINOIS HOLDINGS, INC.	GATEHOUSE MEDIA TEXAS HOLDINGS, INC.
GATEHOUSE MEDIA INTERMEDIATE HOLDCO, LLC	UPCURVE, INC.
GATEHOUSE MEDIA IOWA HOLDINGS, INC.	GATEHOUSE MEDIA, LLC
GATEHOUSE MEDIA KANSAS HOLDINGS II, INC.	GEORGE W. PRESCOTT PUBLISHING COMPANY, LLC
GATEHOUSE MEDIA KANSAS HOLDINGS, INC.	LIBERTY SMC, L.L.C.
GATEHOUSE MEDIA LANSING PRINTING, INC.	LOW REALTY, LLC
GATEHOUSE MEDIA LOUISIANA HOLDINGS, INC.	LRT FOUR HUNDRED, LLC
GATEHOUSE MEDIA MANAGEMENT SERVICES, INC.	MINERAL DAILY NEWS TRIBUNE, INC.
GATEHOUSE MEDIA MICHIGAN HOLDINGS II, INC.	NEWS LEADER, INC.
SUREWEST DIRECTORIES
TERRY NEWSPAPERS, INC.
THE PEORIA JOURNAL STAR, INC.

	By:	/s/ Gregory W. Freiberg
	Name:	Gregory W. Freiberg
	Title:	Chief Financial Officer

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

GATEHOUSE MEDIA TEXAS HOLDINGS II, INC.	BRIDGETOWER MEDIA, LLC
LMG RHODE ISLAND HOLDINGS, INC.	THE NWS COMPANY, LLC
LMG MAINE HOLDINGS, INC.	LONG ISLAND BUSINESS NEWS, LLC
CUMMINGS ACQUISITION, INC.	NEW ORLEANS PUBLISHING GROUP, L.L.C.
CA DAYTONA HOLDINGS, INC.	NOPG, L.L.C.
CA ALABAMA HOLDINGS, INC.	LAWYER’S WEEKLY, LLC
CA FLORIDA HOLDINGS, INC.	THE DAILY RECORD COMPANY, LLC
CA SOUTH CAROLINA HOLDINGS, INC.	IDAHO BUSINESS REVIEW, LLC
CA NORTH CAROLINA HOLDINGS, INC.	THE JOURNAL RECORD PUBLISHING CO., LLC
CA LOUISIANA HOLDINGS, INC.	BRIDGETOWER MEDIA DLN, LLC
CA MASSACHUSETTS HOLDINGS, INC.	DAILY JOURNAL OF COMMERCE, INC.
DB ACQUISITION, INC.	DAILY REPORTER PUBLISHING COMPANY
DB ARKANSAS HOLDINGS, INC.	BRIDGETOWER MEDIA HOLDING COMPANY
DB IOWA HOLDINGS, INC.	ARIZONA NEWS SERVICE, LLC
DB NORTH CAROLINA HOLDINGS, INC.	MISSOURI LAWYERS MEDIA, LLC
DB OKLAHOMA HOLDINGS, INC.	FINANCE AND COMMERCE, INC.
DB TENNESSEE HOLDINGS, INC.	CONVERSION INNOVATIONS, INC.
DB TEXAS HOLDINGS, INC.	CYBERINK, LLC
DB WASHINGTON HOLDINGS, INC.	VIWO LLC
ADUS, INC.
GATEHOUSE MEDIA OHIO HOLDINGS II, INC.
DOLCO ACQUISITION, LLC

	By:	/s/ Gregory W. Freiberg
	Name:	Gregory W. Freiberg
	Title:	Chief Financial Officer

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	CITIZENS BANK OF PENNSYLVANIA, as Administrative Agent

	By:	/s/ Drew Galloway
	Name:	Drew Galloway
	Title:	Authorized Signatory

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	CITIZENS BANK OF PENNSYLVANIA, as an Extending
Term Loan Lender

	By:	/s/ Drew Galloway
	Name:	Drew Galloway
	Title:	Authorized Signatory

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

MCC JV SPV FUNDING I LLC
a Delaware limited liability company

By: MCC SENIOR LOAN STRATEGY JV I LLC,
a Delaware limited liability company
its Designated Manager

By:	/s/ Richard T. Allorto, Jr.
Name:	Richard T. Allorto, Jr.
Title	Authorized Person

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

ALPINE FUNDING LLC
a Delaware limited liability company

By: SIC Advisors LLC,
a Delaware limited liability company
its Designated Manager

By:	/s/ Christopher M. Mathieu
Name:	Christopher M. Mathieu
Title	Treasurer

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Halcyon Loan Advisors Funding 2013-1 Ltd. , as an
Extending Term Loan Lender

	By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Halcyon Loan Advisors Funding 2013-2 LTD., as an
Extending Term Loan Lender

	By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Halcyon Loan Advisors Funding 2014-1 Ltd. , as an
Extending Term Loan Lender
By: Halcyon Loan Advisors 2014-1 LLC as collateral manager

	By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Halcyon Loan Advisors Funding 2014-2 Ltd. , as an
Extending Term Loan Lender
By: Halcyon Loan Advisors 2014-2 LLC as collateral manager

	By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Halcyon Loan Advisors Funding 2014-3 Ltd. , as an
Extending Term Loan Lender
By: Halcyon Loan Advisors 2014-3 LLC as Collateral Manager

	By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Halcyon Loan Advisors Funding 2015-1 Ltd , as an
Extending Term Loan Lender
By: Halcyon Loan Advisors 2015-1 LLC as Collateral Manager

	By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Halcyon Loan Advisors Funding 2015-2 Ltd. , as an
Extending Term Loan Lender

	By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Halcyon Loan Advisors Funding 2015-3 Ltd , as an
Extending Term Loan Lender
By: Halcyon Loan Advisors 2015-3 LLC as Collateral Manager

	By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Halcyon Senior Loan Fund I Master LP , as an
Extending Term Loan Lender
BY: Halcyon Loan Investment Management LLC as Investment Manager

	By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Halcyon Dynamic Credit Fund II LP , as an Extending
Term Loan Lender
BY: Halcyon Loan Investment Management LLC, its Investment Manager

	By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	HMS FUNDING I LLC, as an Existing Term Loan Lender
	By:	HMS Income Fund, Inc.
Its Designated Manager

	By:	/s/ Alejandro Palomo
	Name:	Alejandro Palomo
	Title:	Authorized Agent

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	I-45 SLF LLC, as an Extending Term Loan Lender

	By:	/s/ Nick Meserve
	Name:	Nick Meserve
	Title:	Manager

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	I-45 SPV LLC, as an Extending Term Loan Lender

	By:	/s/ Nick Meserve
	Name:	Nick Meserve
	Title:	Manager

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	LBC III WF FUNDING, LLC, as an Extending Term Loan Lender

	By:	/s/ Christopher J. Calabrese
	Name:	Christopher J. Calabrese
	Title:	Executive Manager

LBC III KB FUNDING, LLC, as an Extending Term Loan Lender

	By:	/s/ Christopher J. Calabrese
	Name:	Christopher J. Calabrese
	Title:	Executive Manager

LBC III JC FUNDING, LLC, as an Extending Term Loan Lender

	By:	/s/ Christopher J. Calabrese
	Name:	Christopher J. Calabrese
	Title:	Executive Manager

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	MAIN STREET CAPITAL CORPORATION, as an Extending Term Loan Lender

	By:	/s/ Nick Meserve
	Name:	Nick Meserve
	Title:	Managing Director

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	MAM CORPORATE LOAN ICAV, as an Extending
Term Loan Lender
By: MARATHON ASSET MANAGEMENT, L.P.
Its Investment Manager

	By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	MARATHON CLO IX LTD. , as an Extending Term
Loan Lender
By: MARATHON ASSET MANAGEMENT, L.P.
as Portfolio Manager

	By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Marathon CLO VI Ltd. , as an Extending Term Loan
Lender

	By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	MARATHON CLO VII LTD. , as an Extending Term
Loan Lender

	By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Marathon CLO VIII Ltd. , as an Extending Term Loan
Lender

	By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	SIC JV SPV FUNDING I LLC
a Delaware limited liability company
By: SIERRA SENIOR LOAN STRATEGY JV I
LLC,

a Delaware limited liability company,
It Designated Manager

	By:	/s/ Christopher M. Mathieu
	Name:	Christopher M. Mathieu
	Title:	Authorized Person

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Swiss Capital Pro Loan V , as an Extending Term Loan
Lender

	By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Saratoga Investment Corp. CLO 2013-1, Ltd. , as an
Extending Term Loan Lender

	By:	/s/ Pavel Antonov
	Name:	Pavel Antonov
	Title:	Attorney in Fact

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Peaks CLO 2, Ltd , as an Extending Term Loan Lender

By: 325 Fillmore LLC
As Collateral Manager

	By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Peaks CLO I, Ltd. , as an Extending Term Loan Lender

By: Arrowpoint Asset Management, LLC as Manager

	By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	QUAMVIS SCA SICAV-FIS: CMAB - SIF - Credit
Multi Asset Pool B , as an Extending Term Loan
Lender
By: Marathon Asset Management, L.P.
Its: Sub-Investment Manager

	By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Swiss Capital Pro Loan VI PLC , as an Extending Term
Loan Lender

	By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Swiss Capital Pro Loan VIII PLC , as an Extending
Term Loan Lender

	By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	VC4 DEBT INVESTMENTS (U.S.), L.L.C, as an
Extending Term Loan Lender

	By:	/s/ Jim Murray
	Name:	Jim Murray
	Title:	CFO

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	WebBank, as an Extending Term Loan Lender

	By:	/s/ John H. McNamara
	Name:	John H. McNamara
	Title:	Executive Chairman

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	ZAIS CLO 1, Limited , as an Extending Term Loan
Lender
ZAIS CLO 1, Limited

	By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	ZAIS CLO 2, Limited , as an Extending Term Loan
Lender
ZAIS CLO 2, Limited

	By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	ZAIS CLO 3, Limited , as an Extending Term Loan
Lender
ZAIS CLO 3, Limited

	By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	ZAIS CLO 5, Limited , as an Extending Term Loan
Lender
By Zais Leveraged Loan Master Manager, LLC its
collateral manager
By: Zais Group, LLC, its sole member

	By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	ZAIS CLO 6, Limited , as an Extending Term Loan
Lender
By Zais Leveraged Loan Master Manager, LLC its
collateral manager
By: Zais Group, LLC, its sole member

	By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Franklin Mutual Series Funds — Franklin Mutual Quest
Fund, as an Extending Term Loan Lender
By: Franklin Mutual Advisers, LLC Its Investment
Manager

	By:	/s/ Peter Langerman
	Name:	Peter Langerman
	Title:	President and CEO

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	Elevation CLO 2016-5, Ltd. , as an Extending Term
Loan Lender
By: Arrowpoint Asset Management, LLC
As Collateral Manager

	By:	/s/ Sanjai Bhonsle
	Name:	Sanjai Bhonsle
	Title:	Portfolio Manager

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

TERM LOAN
LENDERS:	BOWERY FUNDING ULC , as an Extending Term
Loan Lender

	By:	/s/ Madonna Sequeira
	Name:	Madonna Sequeira
	Title:	Authorized Signatory

By:
Name:
Title:

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

REVOLVING CREDIT
LENDERS:	CITIZENS BANK OF PENSYLVANIA, as a Revolving
Credit Lender

	By:	/s/ Drew Galloway
	Name:	Drew Galloway
	Title:	Authorized Signatory

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

REVOLVING CREDIT
LENDERS:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Revolving Credit Lender

	By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

	By:	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

REVOLVING CREDIT
LENDERS:	HSBC BANK USA, NATIONAL ASSOCIATION, as a
Revolving Credit Lender

	By:	/s/ Alberto Q. Uy
	Name:	Alberto Q. Uy
	Title:	Vice President

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

REVOLVING CREDIT
LENDERS:	DEUTSCHE BANK AG NEW YORK BRANCH, as a
Revolving Credit Lender

	By:	/s/ Marcus Tarkington
	Name:	Marcus Tarkington
	Title:	Director

	By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

INCREMENTAL TERM
LENDERS:	CITIZENS BANK OF PENNSYLVANIA, as an Incremental Term Lender

	By:	/s/ Drew Galloway
	Name:	Drew Galloway
	Title:	Authorized Signatory

NEW MEDIA HOLDINGS II LLC
SEVENTH AMENDMENT TO CREDIT AGREEMENT

Annex A

Amendments to Credit Agreement

1.1          New Definitions.  Section 1.1 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“2017 Incremental Term Commitment” means, as to each Term Loan Lender, its obligation (if applicable) to make a 2017 Incremental Term Loan to the Borrower pursuant to Section 2.1(a)(vii) in an aggregate amount not to exceed the amount specified opposite such Lender’s name on Schedule 2.1 under the caption “2017 Incremental Term Commitment” or in the Assignment and Acceptance (or Affiliated Lender Assignment and Assumption) pursuant to which such Term Loan Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including pursuant to Section 2.24 or Section 2.25).  The aggregate amount of the 2017 Incremental Term Commitments as of the Seventh Amendment Effective Date is $20,000,000.

“2017 Incremental Term Loans” means the term loans made by the Lenders on the Seventh Amendment Effective Date to the Borrower pursuant to Section 2.1(a)(vii); it being understood that the 2017 Incremental Term Loans shall be of the same Class as (and fungible with) the  Seventh Amendment Extended Term Loans, shall have identical terms as the  Seventh Amendment Extended Term Loans and shall otherwise be subject to the provisions, including any provisions restricting the rights, or regarding the obligations, of the Loan Parties or any provisions regarding the rights of the Lenders, of this Agreement and the other Loan Documents.

“Seventh Amendment” means that certain Seventh Amendment to Credit Agreement dated as of the Seventh Amendment Effective Date, by and among Holdings, the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent.

“Seventh Amendment Effective Date” means July 14, 2017.

“Seventh Amendment Extended Term Loan Lenders” means any Term Loan Lender party to the Seventh Amendment as an “Extending Term Loan Lender”.

“Seventh Amendment Extended Term Loans” has the meaning set forth in Section 2.1(a)(vi).

1.2          Amended Definitions. The following definitions in Section 1.1 of the Credit Agreement shall be amended as follows:

(a)           Clause (a) of the definition of “Applicable Margin” shall be replaced in its entirety with the following:

“(a)          (i) with respect to Fourth Amendment Replacement Term Loans and the Sixth Amendment Incremental Term Loans, (x) 6.25% for Eurodollar Rate

Loans and (y) 5.25% for Base Rate Loans and (ii) with respect to Seventh Amendment Extended Term Loans and the 2017 Incremental Term Loans, (x) 6.25% for Eurodollar Rate Loans and (y) 5.25% for Base Rate Loans; and”

(b)           The first sentence of the definition of “Base Rate” shall be replaced in its entirety with the following:

“ “Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) the Eurodollar Rate for an Interest Period of one month plus 1.0%; provided, however, that notwithstanding the foregoing, the Base Rate with respect to Fourth Amendment Replacement Term Loans, Sixth Amendment Incremental Term Loans, Seventh Amendment Extended Term Loans and the 2017 Incremental Term Loans shall at no time be less than 2.0% per annum.”

(c)           The definition of “Incremental Term Commitment” shall be replaced in its entirety with the following:

“ “Incremental Term Commitment” has the meaning set forth in Section 2.24(a) and shall include the Sixth Amendment Incremental Term Loan Commitment and the 2017 Incremental Term Loan Commitment.”

(d)           The definition of “Incremental Term Loans” shall be replaced in its entirety with the following:

“ “Incremental Term Loans” has the meaning set forth in Section 2.24(b) and shall include the Sixth Amendment Incremental Term Loans and the 2017 Incremental Term Loans.”

(e)           The definition of “Interest Period” shall be amended by (x) deleting the “and” at the end of clause (iv) thereof, (y) inserting “; and” at the end of clause (v) thereof and inserting the following as a new clause (vi):

“(vi)         any Interest Period election with respect to the Fourth Amendment Replacement Term Loans and the Sixth Amendment Incremental Term Loans as in effect on the Seventh Amendment Effective Date shall apply to the Seventh Amendment Extended Term Loans and any such deemed Interest Period election with respect to the Seventh Amendment Extended Term Loans shall apply to the 2017 Incremental Term Loans”

(f)            The definition of “Maturity Date” shall be replaced in its entirety with the following:

“ “Maturity Date” means (i) with respect to the Fourth Amendment Replacement Term Loans and the Sixth Amendment Incremental Term Loans (for the avoidance of doubt, other than any Fourth Amendment Replacement Term Loans and the Sixth Amendment Incremental Term Loans that have been converted to Seventh Amendment Extended Term Loans), the sixth anniversary of the Closing Date; (ii) with respect to the Seventh Amendment Extended Term Loans and the 2017 Incremental Term Loans, July 14, 2022; (iii) with respect to the Revolving Credit Facility, July 14, 2021 (the “Revolving Credit Maturity Date”); (iv) with respect to any tranche of Extended Term Loans (other than the Seventh Amendment Extended Term Loans), Extended Revolving Credit Commitments, the final maturity date as specified in the applicable Extension Request accepted by the respective Lender or Lenders and (v) with respect to any Incremental Loans (other than the Sixth Amendment Incremental Term Loans) or Incremental Revolving Credit Commitments (other than the Fifth Amendment Incremental Revolver Increase), the final maturity date as specified in the applicable Incremental Amendment; provided that, in each case, if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately succeeding such day.”

(g)          The definition of “Repricing Transaction” shall be replaced in its entirety with the following:

“ “Repricing Transaction” means (a) the prepayment, refinancing, substitution, replacement or conversion of all or a portion of the Seventh Amendment Extended Term Loans or the 2017 Incremental Term Loans with the incurrence by the Borrower or any Subsidiary of any Indebtedness under any credit facilities that results in the reduction of the All-In Yield of such Indebtedness relative to the Seventh Amendment Extended Term Loans or the 2017 Incremental Term Loans  so repaid, refinanced, substituted, replaced or converted and (b) any amendment to this Agreement that results in the reduction of the All-In Yield applicable to the Seventh Amendment Extended Term Loans or the 2017 Incremental Term Loans, excluding, in each case, for avoidance of doubt, any such reductions in connection with a Change of Control; provided, that, for the avoidance of doubt, a Repricing Transaction does not include any prepayment, repayment or refinancing, as the case may be, in connection with a Change of Control.”

1.3          Other Amendments.  The following sections of the Credit Agreement shall be amended as follows:

(i)            The first whereas clause in the recitals shall be replaced in its entirety with the following:

“WHEREAS, the Borrower has requested the Lenders to extend credit in the form of (i) Initial Term Loans in an aggregate principal amount of $200,000,000, (ii) First Amendment Incremental Term Loans in an aggregate principal amount of

 $25,000,000, (iii) Third Amendment Incremental Term Loans in an aggregate principal amount as of the Third Amendment Effective Date of $102,000,000, (iv) Fourth Amendment Replacement Term Loans in an initial aggregate principal amount of $327,000,000 which Fourth Amendment Replacement Term Loans replaced the Initial Term Loans, the First Amendment Incremental Term Loans and the Third Amendment Incremental Term Loans in accordance with the terms of Section 9.1(d) of this Agreement and on the Seventh Amendment Effective Date, $317,725,312.50 of such Fourth Amendment Replacement Term Loans were converted into Seventh Amendment Extended Term Loans in accordance with the terms of Section 2.25(a) of this Agreement, (v) Revolving Credit Commitments in an initial aggregate principal amount of $25,000,000 (which may be used for the issuance of one or more Letters of Credit from time to time and one or more Swing Line Loans from time to time), which Revolving Credit Commitments were increased to $75,000,000 as of the Third Amendment Effective Date by an Incremental Revolving Credit Commitment of $50,000,000 (such increase, the “Third Amendment Incremental Revolver Increase” and the Revolving Credit Loans made thereunder, the “Third Amendment Incremental Revolving Credit Loans”) and which Third Amendment Incremental Revolving Credit Loans have been repaid prior to the Conversion Date and the Third Amendment Incremental Revolver Increase automatically terminated in accordance with Section 2.2(a)(ii), (vi) additional Revolving Credit Commitments in an aggregate principal amount of $15,000,000 as of the Fifth Amendment Effective Date (such increase, the “Fifth Amendment Incremental Revolver Increase”), (vii) Sixth Amendment Incremental Term Loans in an aggregate principal amount of $25,000,000 and on the Seventh Amendment Effective Date, $24,436,085.38 of such Sixth Amendment Incremental Term Loans were converted into Seventh Amendment Extended Term Loans in accordance with the terms of Section 2.25(a) of this Agreement and (viii) 2017 Incremental Term Loans in an aggregate principal amount of $20,000,000;”

(ii)           Section 2.1(a) shall be amended by adding the following as new clauses (vi) and (vii):

“(vi)         Subject to the terms and conditions hereof, on the Seventh Amendment Effective Date, each Seventh Amendment Extending Term Loan Lender agrees to convert its outstanding Fourth Amendment Replacement Term Loan and/or Sixth Amendment Incremental Term Loan (comprising $342,161,397.88 in aggregate principal amount) to Extended Term Loans with a maturity date of July 14, 2022 (such extended Term Loans, the “Seventh Amendment Extended Term Loans”).

(vii)          Subject to the terms and conditions hereof, after the establishment of the Seventh Amendment Extended Term Loans, the Term Loan Lenders with a 2017 Incremental Term Commitment severally agree to make an Incremental Term Loan (the “2017 Incremental Term Loan”) denominated in Dollars to the Borrower on the Seventh Amendment Effective Date in an amount equal to the amount of the 2017 Incremental Term Commitment of such Lender, provided that, there may only be one Borrowing Date for the 2017 Incremental Term Loan

and any remaining 2017 Incremental Term Commitment that is not borrowed shall automatically expire on such Borrowing Date.  The 2017 Incremental Term Loans may from time to time be Eurodollar Rate Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.1 and 2.11.  Subject to Sections 2.5, 2.9 and 2.10, all amounts owed hereunder with respect to the 2017 Incremental Term Loans shall be paid in full no later than the Maturity Date with respect thereto.  Amounts repaid or prepaid on the 2017 Incremental Term Loans may not be reborrowed.”

(iii)          Section 2.1(b) shall be amended by adding the following as a new clause (vi):

“(vi)         The Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one (1) Business Day prior to the Seventh Amendment Effective Date) requesting that the Term Loan Lenders with a 2017 Incremental Term Commitment make the 2017 Incremental Term Loans on the Seventh Amendment Effective Date.  Upon receipt of such Borrowing Notice, which notice shall be irrevocable, the Administrative Agent shall promptly notify each Term Loan Lender with a 2017 Incremental Term Commitment thereof.  Not later than 10:00 A.M., New York City time, on the Seventh Amendment Effective Date, each Term Loan Lender with a 2017 Incremental Term Commitment shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the 2017 Incremental Term Loan to be made by such Lender.  The Administrative Agent shall promptly make available to the Borrower the aggregate of the amounts made available to the Administrative Agent by the Term Loan Lenders in Dollars.

(iv)          Section 2.5(a) shall be replaced in its entirety with the following:

“(a)          The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Term Loan Lender (i) (x) on June 30, 2017, each Term Loan Lender’s pro rata share of $877,344.68 (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.9 and Section 2.10) and (y) on the last Business Day of each March, June, September and December after June 30, 2017 commencing with September 29, 2017, with respect to the Seventh Amendment Extended Term Loans and the 2017 Incremental Term Loans, each applicable Term Loan Lender’s pro rata share of $905,403.49 (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.9 and Section 2.10) and (ii) on the Maturity Date for the Seventh Amendment Extended Term Loans and for the 2017 Incremental Term Loans, the aggregate principal amount of all Seventh Amendment Extended Term Loans and for the 2017 Incremental Term Loans outstanding on such date (or on such earlier date on which the Loans become due and payable pursuant to Section 7).  With respect to any Replacement Loans, Incremental Term Loans or Extended Term Loans, such Loans shall be repaid by the Borrower in the amounts and on the dates set forth in the Incremental Amendment or Extension Amendment, as applicable.”

(v)          The first sentence in Section 2.7(d) shall be amended by deleting the word “and” at the end of clause (iv) of thereof and adding the following text immediately before the period at the end thereof:

“and (vi) for the account of each Lender with a 2017 Incremental Term Loan Commitment on the Seventh Amendment Effective Date, to such Lender out of the proceeds of the 2017 Incremental Term Loan made by such Lender on the Seventh Amendment Effective Date, as fee compensation for the funding of such Lender’s 2017 Incremental Term Loan a closing fee in an amount equal to 1.00% of the stated principal amount of such Lender’s 2017 Incremental Term Loan payable to such Lender from the proceeds of its 2017 Incremental Term Loan as and when funded on the Seventh Amendment Effective Date.”

The second sentence in Section 2.7(d) shall be amended by deleting the word “and” at the end of clause (iii) of thereof and adding the following phrase “and (v) with respect to the 2017 Incremental Term Loan, the Seventh Amendment Effective Date” immediately after the words “with respect to the Sixth Amendment Incremental Term Loan, the Sixth Amendment Effective Date”.

(vi)          Section 2.9(b) shall be replaced in its entirety with the following:

“(b)          Loan Repricing Protection.  In the event that, on or prior to the six month anniversary of the Fourth Amendment Effective Date, the Borrower (a) makes any prepayment of the Seventh Amendment Extended Term Loans or the 2017 Incremental Term Loans in connection with any Repricing Transaction or (b) effects any amendment of this Agreement resulting in a Repricing Transaction with respect to the Seventh Amendment Extended Term Loans or the 2017 Incremental Term Loans, the Borrower shall pay to the Administrative Agent, for the ratable account of each applicable Lender, (i) in the case of clause (a), a prepayment premium not to exceed 1.00% of the aggregate principal amount of the Seventh Amendment Extended Term Loans or the 2017 Incremental Term Loans being prepaid and (ii) in the case of clause (b), a payment not to exceed 1.00% of the aggregate principal amount of the applicable Seventh Amendment Extended Term Loans or the 2017 Incremental Term Loans outstanding immediately prior to such amendment that is subject to such Repricing Transaction (it being understood that if a Non-Consenting Lender is removed pursuant to Section 2.23 in connection with a Repricing Transaction, such fee shall be paid to the Non-Consenting Lender and not to the replacement Lender pursuant to Section 2.23).”

(vii)         Section 2.24(d)(iii) shall be replaced in its entirety with the following:

“(iii)          the aggregate principal amount of Incremental Term Loans and Incremental Revolving Credit Commitments on and after the Seventh Amendment Effective Date (for the avoidance of doubt, including the 2017 Incremental Term Loans) shall not exceed $100,000,000 in the aggregate (the “Available Incremental Amount”); and”

(viii)        Section 3.16 shall be amended by adding the following text before the last sentence thereof:

“The proceeds of the 2017 Incremental Term Loans made on the Seventh Amendment Effective Date shall be applied by the Borrower for general corporate purposes, including, without limitation, to finance acquisitions permitted under this Agreement and the working capital needs of the Borrower and its Subsidiaries in the ordinary course of business and to pay fees and expenses related to the Seventh Amendment.”

(ix)          Section 5.10 shall be amended by adding the following text before the last sentence thereof:

“The proceeds of the 2017 Incremental Term Loans made on the Seventh Amendment Effective Date shall be applied by the Borrower for general corporate purposes, including, without limitation, to finance acquisitions permitted under this Agreement and the working capital needs of the Borrower and its Subsidiaries in the ordinary course of business and to pay fees and expenses related to the Seventh Amendment.”

(x)           Section 5.11 shall be amended by adding the phrase “(or such longer period as the Administrative Agent may agree in its reasonable discretion)” after the words “within forty-five (45) days”.

1.4          Amendments to Schedules.  Schedule 2.1 to the Credit Agreement is hereby amended and supplemented to add the information set forth below to reflect amendments pursuant to this Seventh Amendment:

2017 Incremental Term Commitment

Lender	2017 Incremental Term Commitment
Citizens Bank of Pennsylvania	$20,000,000
TOTAL:	$20,000,000